Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2019	Dec. 31, 2018
Other long-term assets
Intangible assets	$ 4,203	$ 3,291
Debt issue costs-Revolving Facility	5,883	5,507
Other	1,447	1,517
Total other long-term assets	$ 11,533	$ 10,315